________________________________________________________________________________

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                 _______________

                                   FORM 8-K/A #3

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 or 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



       Date of report (Date of earliest event reported): October 24, 2003


                              DHB INDUSTRIES, INC.
               _________________________________________________
               (Exact Name of Registrant as Specified in Charter)



          Delaware                      0-22429                 11-3129361
________________________________________________________________________________
(State or Other Jurisdiction          (Commission              (IRS Employer
     of Incorporation)                File Number)          Identification No.)



           555 Westbury Avenue
          Carle Place, New York                                         11514
________________________________________________________________________________
(Address of Principal Executive Offices)                              (Zip Code)


       Registrant's telephone number, including area code: (516) 997-1155
                                                           ______________


                                       N/A
          _____________________________________________________________
          (Former Name or Former Address, if Changed Since Last Report)


________________________________________________________________________________

ITEM 4.     CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.


         This Amendment No. 3 to Current Report on Form 8-K/A #3 amends the Current Report on Form 8-K/A #2 filed by DHB Industries, Inc. (the "Company") on October 16, 2003 (the "Form 8-K"). This Form 8-K/A is being filed solely for the purpose of filing with the Securities and Exchange Commission (the "Commission"), pursuant to Item 304(a)(3) of Regulation S-K, a letter from Grant Thornton LLP ("Grant Thornton") dated October 24, 2003, addressed to the Commission, stating whether or not they agree with the statements made by the Company in the Form 8-K/A #2 and, if not, stating the respects in which they do not agree (the "Grant Thornton Letter"). The Grant Thornton Letter is filed herewith as Exhibit 16.1 and is incorporated herein by reference.

         In response to the Grant Thornton Letter, Jerome Krantz, chairman of the Company's Audit Committee, sent Grant Thornton a letter on September 9, 2003, regarding the first bullet in the Grant Thornton Letter (the "Krantz Letter"). The Krantz Letter states that prior to Mr. Krantz's receipt of the Grant Thornton Letter on August 20, 2003, no representative of Grant Thornton informed Mr. Krantz of Grant Thornton's belief that there existed significant deficiencies constituting material weaknesses in the Company's internal controls. Furthermore, the Krantz Letter states that at no point before receiving the Grant Thornton Letter did he understand Grant Thornton as suggesting that Grant Thornton viewed any deficiency to be material to the Company. Finally, the Krantz Letter states Grant Thornton, who reviewed the Company's Form 10-Q for the quarterly period ended June 30, 2003 before the Company filed it with the Securities & Exchange Commission, did not assert that any changes or additions to the Form 10-Q should be made or otherwise suggest that the Company's representations in the Form 10-Q regarding internal controls were anything other than accurate during the August 13, 2003 conversation or otherwise.

ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         (c)      Exhibits.

                  16.1 Letter from Grant Thornton LLP to the Securities and Exchange Commission dated October 24, 2003, regarding change in certifying accountant.



                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has caused this current report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          DHB INDUSTRIES, INC.



Date:  October 28, 2003                   By:  /s/ DAWN M. SCHLEGEL
                                               _________________________________
                                               Name:   Dawn M. Schlegel
                                               Title:  Chief Financial Officer

                                  EXHIBIT INDEX


EXHIBIT          DESCRIPTION


 16.1 Letter from Grant Thornton LLP to the Securities and Exchange Commission dated October 24, 2003, regarding change in certifying accountant.